UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON,  D.C.  20549

                                       8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                       Date of Report:   April 26, 1999






                        ELECTRONIC SYSTEMS TECHNOLOGY INC.
                           (A Washington Corporation)

                          Commission File no. 2-92949-S
                    IRS Employer Identification no. 91-1238077

                                415 N. Quay St. #4
                               Kennewick  WA  99336
                     (Address of principal executive offices)






      Registrant's telephone number, including area code:(509) 735-9092




























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ITEM 5.  OTHER EVENTS

On April 26, 1999, the Company mailed its Annual Report for 1998, and information pertaining to the Company's June 11, 1999 Annual Shareholder Meeting to its shareholders of record as of April 23, 1999.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

       Exhibit 22.1:   1998 Annual Report.
       Exhibit 22.2:   Proxy
       Exhibit 22.3:   Proxy Statement

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     ELECTRONIC SYSTEMS TECHNOLOGY, INC.


     /s/ T.L. KIRCHNER


     By: T.L. Kirchner
     President
     Date:  May 13, 1999